                                                                    Exhibit 10.9

         This FIRST CONSENT and AMENDMENT AGREEMENT (this "Amendment"), dated as
                                                           ---------
of December 21, 1999, is made among AK STEEL CORPORATION ("AK Steel"), as
                                                           --------
Originator and Servicer, AK STEEL RECEIVABLES LTD. ("AK Ltd."), as Transferor,
                                                     -------
the Purchasers party hereto, and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as L/C
                                                                  ---
Issuing Bank, as lender under Swing Line Advances, and as Agent for the Purchasers (the "Agent").
                 -----

                                   BACKGROUND


         WHEREAS, AK Steel, AK Ltd., the Purchasers party thereto, PNC and the Agent are parties to an Amended and Restated Purchase and Servicing Agreement, dated as of October 1, 1999, (as amended or otherwise modified from time to time, the "Purchase and Servicing Agreement"), pursuant to which PNC has agreed
           --------------------------------
to issue, and the Purchasers have agreed to participate in, certain Letters of Credit;

         WHEREAS, The parties hereto wish to amend the Purchase and Servicing Agreement in certain respects as provided below.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Except as otherwise defined herein, capitalized
                    -----------
terms shall have the meanings set forth in the Purchase and Servicing Agreement.

         SECTION 2. Consent. Each of AK Steel, AK Ltd., PNC (in all its
                    -------
capacities set forth on the signature pages hereto) and each Purchaser consents to and approves the amendment of the Purchase and Servicing Agreement as set forth herein.

         SECTION 3. Amendments to Definition of "Concentration Account". (a) The
                    --------------------------------------------------
first sentence of Section 5.05(b) of the Purchase and Service Agreement is hereby amended and restated in its entirety to read as follows:

         "On or prior to the Closing Date and from time to time, the Servicer shall establish and maintain or cause to be established and maintained in the name of the Agent for the benefit of the Purchaser Parties and the Transferor, as their interests may appear, one or more segregated accounts with PNC accessible by the Agent and, subject to the limitations set forth in this Section 5.05, the Servicer (any such
                                       ------------
         account being the "Concentration Accounts" and such institution holding
                            ----------------------
         such accounts being the "Concentration Account Bank"), such accounts
                                  --------------------------
         shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Purchaser Parties.".

         (b) In order to give full effect to the amendment set forth in Section 3(a) of this Amendment, the parties hereto acknowledge and agree that any and all references in the Transaction Documents to "Concentration Account" shall be a reference to "Concentration Accounts."

         SECTION 4. Grant of Security Interest. Without limiting in any manner
                    --------------------------
any of the Agent or Purchaser Parties rights in the Collateral pursuant Article XVIII of the Purchase and Servicing Agreement and to give full effect to the amendments set forth in Section 3 of this Amendment and to secure the prompt and complete payment when due of the interest, fees, indemnities, Swing Line Advances, Letter of Credit reimbursement obligations, expenses and all other Obligations and amounts owed hereunder or in connection herewith, AK Steel and AK Ltd. hereby acknowledge and agree that each and every Concentration Account shall be included in the Collateral and assigns and pledges to the Agent, on behalf of the Purchaser Parties, as their interests may appear, a security interest in and Lien on all of AK Steel's and AK Ltd.'s right, title and interest in and to each and every Concentration Account and all funds held therein, and all income from the investment of funds in any such account; and all certificates and instruments, if any, from time to time representing or evidencing any such accounts, whether now owned or existing or hereafter arising or acquired and wheresoever located.

         SECTION 5. Representations and Warranties. Each of AK Steel and AK Ltd.
                    ------------------------------
represents and warrants to the Agent and each Purchaser that:

                  (a) the execution and delivery by it of this Amendment, and the performance of its obligations under the Purchase and Servicing Agreement, as modified by this Amendment, are within its corporate powers or its power as a limited liability company, as the case may be, have been duly authorized by all necessary corporate and other action, have received all necessary governmental and other consents and approvals, and do not and will not contravene or conflict with or violate any Requirements of Law applicable to AK Steel or AK Ltd. or their respective property or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which AK Steel or AK Ltd. is a party or by which either of them or their properties are bound,

                  (b) this Amendment has been duly executed and delivered by it, and the Purchase and Servicing Agreement, as amended hereby, is its legal, valid and binding obligation, enforceable against it in accordance with its terms,

                  (c) (i) the representations and warranties made by it in the Purchase and Servicing Agreement, without giving effect to this Amendment, are true and correct immediately prior to this Amendment as though made at such time, except to the extent that they specifically relate to an earlier date, and (ii) the representations and warranties made by it in the Purchase and Servicing Agreement will be true and correct immediately after giving effect to this Amendment, and

                  (d) after giving effect to this Amendment, no Early Amortization Event or Potential Early Amortization Event shall exist.

         SECTION 6 Effectiveness. This Amendment will become effective on the
                   -------------
date when the Agent shall have received counterparts of this Amendment executed by AK Steel, AK Ltd., PNC, and Purchasers constituting a Majority in Interest;

         SECTION 7. Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND
                    -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF OHIO.

         (b) This Amendment may be executed in any number of counterparts and by the different Parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same agreement.

         (c) Any reference to the Purchase and Servicing Agreement contained in any notice, request, certificate or other document executed in connection herewith shall be deemed to be a reference to the Purchase and Servicing Agreement as amended or modified hereby. Except as expressly modified hereby, the Purchase and Servicing Agreement is hereby ratified and confirmed by AK Steel and AK Ltd. and remains in full force and effect.

         IN WITNESS WHEREOF, the Parties have caused their duly authorized officers to execute this Amendment as of the day and year first above written.


                         AK STEEL CORPORATION,
                          as Originator and Servicer


                         By:___________________________________________________
                          Name:________________________________________________
                          Title:_______________________________________________




                         AK STEEL RECEIVABLES LTD.
                          By AKSR INVESTMENTS, INC., its Managing Member


                         By:___________________________________________________
                          Name:________________________________________________
                          Title:_______________________________________________



                         and By: AKS INVESTMENTS, INC.
                          its only other Member


                         By:___________________________________________________
                          Name:________________________________________________
                          Title:_______________________________________________



                         PNC BANK, NATIONAL ASSOCIATION
                          as L/C Issuing Bank, as lender under Swing Line Advances, and as Agent for the Purchasers


                         By:___________________________________________________
                          Name:________________________________________________
                          Title:_______________________________________________

                                                                        page S-1

                         BANK ONE, INDIANA, NA, as a Purchaser


                         By:___________________________________________________
                          Name:________________________________________________
                          Title:_______________________________________________


                         COMERICA BANK, as a Purchaser


                         By:___________________________________________________
                          Name:________________________________________________
                          Title:_______________________________________________



                         THE FIFTH THIRD BANK, as a Purchaser


                         By:___________________________________________________
                          Name:________________________________________________
                          Title:_______________________________________________


                         FIRSTAR BANK, N.A., as a Purchaser


                         By:___________________________________________________
                          Name:________________________________________________
                          Title:_______________________________________________


                         NATIONAL CITY BANK, as a Purchaser


                         By:___________________________________________________
                          Name:________________________________________________
                          Title:_______________________________________________

                                                                        page S-2

                         MELLON BANK, N.A., as a Purchaser


                         By:___________________________________________________
                          Name:________________________________________________
                          Title:_______________________________________________


                         CREDIT SUISSE FIRST BOSTON, as a Purchaser


                         By:___________________________________________________
                          Name:________________________________________________
                          Title:_______________________________________________


                         CIVITAS BANK, as a Purchaser


                         By:___________________________________________________
                          Name:________________________________________________
                          Title:_______________________________________________


                         FIRST NATIONAL BANK OF SOUTHWESTERN OHIO,
                          as a Purchaser


                         By:___________________________________________________
                          Name:________________________________________________
                          Title:_______________________________________________

                                                                        page S-3